Exhibit 10.11

EXECUTION VERSION

FIRST AMENDMENT TO NOMINATION AND DIRECTOR VOTING AGREEMENT

THIS FIRST AMENDMENT TO NOMINATION AND DIRECTOR VOTING AGREEMENT (this “Amendment”) is entered into on February 4, 2019 (the “Execution Date”), by and among StoneMor GP LLC, a Delaware limited liability company and the general partner of the Partnership (“GP”), Axar Capital Management, LP, a Delaware limited partnership (“Axar”), Axar GP LLC, a Delaware limited liability company (“Axar GP”), Axar Master Fund, Ltd., a Cayman Islands exempted limited partnership (together with Axar and Axar GP, the “Axar Entities”), StoneMor GP Holdings, LLC, a Delaware limited liability company (“GP Holdings”), and Robert B. Hellman, Jr., as trustee under the Voting and Investment Trust Agreement for the benefit of American Cemeteries Infrastructure Investors LLC (“ACII,” and, together with GP Holdings, the “ACII Entities” and, collectively with the Axar Entities, the “Principal Stockholders”). The Principal Stockholders and GP are referred to herein as the “Parties” and each as a “Party.”

RECITALS

1.	The Parties entered into that certain Nomination and Director Voting Agreement on September 27, 2018 (the “Agreement”).
2.	Pursuant to Section 5(e)(ii) of the Agreement, the Agreement may be amended in writing by the Parties.
3.	The Parties desire to make certain amendments to the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

Article I
AMENDMENTS

1.1Standstill. Section 3(a)(ii) of the Agreement is hereby amended and restated in its entirety as follows:

“acquire or propose to acquire additional Common Stock or other securities of the Company or any securities of its subsidiaries; provided, however, that the foregoing shall not prohibit the acquisition or proposal to acquire additional Common Stock or other Company securities that in the aggregate, together with such Party’s and its Affiliates’ beneficial ownership of any other Common Stock or other securities of the Company, does not cause such Party’s and its Affiliates’ aggregate beneficial ownership to exceed nineteen and ninety-nine hundredths percent (19.99%) with respect to the ACII Entities, or twenty-seven and forty-nine hundredths percent (27.49%) with respect to the Axar Entities of either the outstanding Common Stock or the voting power of the outstanding securities of the Company; provided, further, that the foregoing shall not prohibit and the Principal Stockholders shall have the right to participate pro rata, based on their respective beneficial ownership percentage of the outstanding Common Stock, in any equity capital raise by the Company or any of its subsidiaries;”

Article II
MISCELLANEOUS PROVISIONS

2.1Certain Defined Terms.  Capitalized terms used in this Amendment that are not defined in the text of the body of this Amendment shall have the meanings given such terms in the Agreement.

2.2No Other Amendments.  All provisions of the Agreement, unless amended by this Amendment, shall remain unchanged.

2.3Counterparts.  This Amendment may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

2.4Miscellaneous. Section 5 of the Agreement shall apply to this Amendment mutatis mutandis.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed as of the day and year first above written.

STONEMOR GP LLC

By:/s/ Joseph M. Redling
Name: Joseph M. Redling
Title: President and Chief Executive Officer

STONEMOR GP HOLDINGS, LLC

By:/s/ Robert B. Hellman, Jr.
Name: Robert B. Hellman, Jr.
Title: Authorized Person

AXAR CAPITAL MANAGEMENT, LP

By:	Axar GP, LLC, its general partner

By:/s/ Andrew M. Axelrod

Name:Andrew Axelrod

Title:Sole Member

AXAR GP LLC

By:/s/ Andrew M. Axelrod

Name:Andrew Axelrod

Title:Sole Member

AXAR MASTER FUND, LTD.

By:/s/ Andrew M. Axelrod

Name:Andrew Axelrod

Title:Authorized Person

ROBERT B. HELLMAN, JR., AS TRUSTEE UNDER THE VOTING AND INVESTMENT TRUST AGREEMENT FOR THE BENEFIT OF AMERICAN CEMETERIES INFRASTRUCTURE INVESTORS, LLC

By:/s/ Robert B. Hellman, Jr.

Name:Robert B. Hellman, Jr.

Title: Trustee